Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2163

Closed-End Strategy: Senior Loan and Limited Duration Portfolio 2021-4

Supplement to the Prospectus

Effective November 22, 2021, the Nuveen Diversified Dividend and Income Fund (ticker: JDD), Nuveen Tax-Advantaged Total Return Strategy Fund (ticker: JTA) and Nuveen Tax-Advantaged Dividend Growth Fund (ticker: JTD) combined into a single new fund, Nuveen Multi-Asset Income Fund (ticker: NMAI). The Portfolio, as a holder of shares of the Nuveen Diversified Dividend and Income Fund, received shares of the Nuveen Multi-Asset Income Fund, the number of such shares received based on the net asset value of each fund on November 19, 2021. Accordingly, all references in the prospectus to Nuveen Diversified Dividend and Income Fund are replaced with Nuveen Multi-Asset Income Fund. The Portfolio will continue to hold and purchase shares of the Nuveen Multi-Asset Income Fund.

Supplement Dated:   November 22, 2021